UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada		89148
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 15, 2013, John V. Giovenco notified Pinnacle Entertainment, Inc. (the “Company”) that he retired from the Company’s Board of Directors effective on January 15, 2013.

Item 8.01. Other Events.

On January 18, 2013, the Company issued a press release announcing Mr. Giovenco’s retirement from the Board of Directors of the Company. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 18, 2013, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: January 18, 2013	By:	/s/ John A. Godfrey
John A. Godfrey Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 18, 2013, issued by Pinnacle Entertainment, Inc.